UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2013

RLJ ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-35675 (Commission File Number)	45-4950432 (IRS Employer Identification Number)

RLJ Entertainment, Inc.
8515 Georgia Avenue, Suite 650
Silver Spring, Maryland
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 608-2115

3 Bethesda Metro Center, Suite 1000, Bethesda, Maryland 20814
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2013, RLJ Entertainment, Inc., a Nevada corporation, (the “Company”), issued a press release announcing its operating results for its second fiscal quarter ended June 30, 2013.

A copy of the press release is furnished as Exhibit 99.1 attached hereto and is incorporated by reference in its entirety into this Item 2.02 of this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Adjusted EBITDA and Other Non-GAAP Measures

In the press release, the Company discloses proforma Adjusted EBITDA for the quarter ended June 30, 2013.  Adjusted EBITDA is a non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of Adjusted EBITDA to net income (loss) is included in page 11 of Exhibit 99.1.

This non-GAAP financial measure, Adjusted EBITDA, is in addition to, not an alternative for, or superior to, measures of financial performance prepared in accordance with GAAP.  In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles.  The Company believes that this non-GAAP measure has limitations in that it does not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP and that this measure should only be used to evaluate the Company’s results of operations in conjunction with corresponding GAAP measures.

The Company believes Adjusted EBITDA to be a meaningful indicator of our performance that provides useful information to investors regarding our financial condition and results of operations because it removes material noncash items that allows investors to analyze the operating performance of the business using the same metric management uses.  The exclusion of noncash items better reflects our ability to make investments in the business and meet obligations. Adjusted EBITDA is a non-GAAP financial measure commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. The Company uses this measure to assess operating results and performance of its business, perform analytical comparisons, identify strategies to improve performance and allocate resources to its business segments. While the Company considers Adjusted EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with GAAP. Not all companies calculate Adjusted EBITDA in the same manner, and the measure, as presented, may not be comparable to similarly-titled measures presented by other companies.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by RLJ Entertainment, Inc. on August 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date: August 5, 2013	By: /s/ ANDREW S. WILSON
Name: Andrew S. Wilson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release issued by RLJ Entertainment, Inc. on August 5, 2013.